Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
Disclosure Of Financial Liabilities [Line Items]
Other accrued expenses	$ 1,543	$ 1,613	$ 1,564
Accrued interest expenses	2,577	1,954	2,008
Settlement and clearing accounts	1,499	1,533	1,060
Lease liabilities	3,105	3,174	3,211
Other	2,948	2,422	2,549
Total other financial liabilities measured at amortized cost	$ 11,673	$ 10,695	$ 10,391